Exhibit 99.2

This Statement on Form 3 is filed by: (i) Apollo SPAC Fund I, L.P.; (ii) Apollo SPAC Management I, L.P.; (iii) Apollo SPAC Management I GP, LLC; (iv) Apollo Capital Management, L.P.; (v) Apollo Capital Management GP, LLC; (vi) Apollo Management Holdings, L.P.; and (vii) Apollo Management Holdings GP, LLC.

Name of Designated Filer: Apollo Management Holdings GP, LLC

Date of Event Requiring Statement: March 30, 2022

Issuer Name and Ticker or Trading Symbol: Blue Ocean Acquisition Corp [BOCN]

APOLLO SPAC FUND I, L.P.

By:	Apollo SPAC Management I, L.P.,
its investment manager

By: Apollo SPAC Management I GP, LLC,
its general partner

	By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

APOLLO SPAC MANAGEMENT I, L.P.

By:	Apollo SPAC Management I GP, LLC,
its general partner

	By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

APOLLO SPAC MANAGEMENT I GP, LLC

By:	/s/ William Kuesel
Name:	William Kuesel
Title:	Vice President

APOLLO CAPITAL MANAGEMENT, L.P.

By:	Apollo Capital Management GP, LLC,
its general partner

	By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

APOLLO CAPITAL MANAGEMENT GP, LLC

By:	/s/ William Kuesel
Name:	William Kuesel
Title:	Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC,
its general partner

	By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ William Kuesel
Name:	William Kuesel
Title:	Vice President

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